UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2023

Ormat Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32347	88-0326081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6140 Plumas Street, Reno, Nevada 89519-6075
(Address of principal executive offices) (Zip Code)

(775) 356-9029
(Registrant’s telephone number, including area code)

Not applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ORA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.
On October 23, 2023, Snow Wolf Holdings LLC (“Purchaser”), a wholly-owned subsidiary of Ormat Technologies, Inc. (the “Company”), entered into a Membership Interest Purchase Agreement (the “MIPA”) with Enel Green Power North America, Inc. and Enel Kansas, LLC (“Sellers”), and with Enel Geothermal, LLC, EGP Nevada Power, LLC, Stillwater Woods Hill Holdings, LLC, Enel Surprise Valley, LLC, and Enel Cove Fort II, LLC (the “Acquired Companies”), subsidiaries of Enel SpA (ENEL.MI) (“Enel”), pursuant to which Purchaser has agreed to purchase from Sellers one hundred percent (100%) of the outstanding membership interests in the Acquired Companies, other than certain membership interests of Stillwater Woods Hill Holdings, LLC that are held by a third party pursuant to a previously existing tax equity financing undertaken by the Sellers and a third party in relation to that Acquired Company. The Acquired Companies directly or indirectly own (a) the Cove Fort geothermal power plant located in Beaver County, Utah (the “Cove Fort Project”), (b) the triple hybrid Stillwater geothermal, Solar PV and Solar thermal power plants located in Churchill County, Nevada (the “Stillwater Project”), (c) the Salt Wells geothermal power plant located in Churchill County, Nevada (the “Salt Wells Project”), (d) the Stillwater Solar PV II, located in Churchill County, Nevada, (the “Stillwater Solar Project”), (e) the Solar PV park located in Windham County Connecticut (the “Woods Hills Solar PV Park”) and (f) two greenfield development assets, for an aggregate cash purchase price of $271 million (the “Transaction”). The purchase price is subject to a customary post-closing working capital adjustment based on the levels of net working capital of certain of the Acquired Companies as of the closing of the Transaction (the “Closing”).

The MIPA contains customary representations and warranties of Purchaser and Sellers for the benefit of the other party. The MIPA also contains customary covenants, including, among others, covenants of Purchaser and Sellers to cooperate and use commercially reasonable efforts to obtain all consents required for the Transaction, covenants requiring Sellers to cause the Acquired Companies to conduct their business in the ordinary course of business consistent with past practice and to not solicit proposals relating to alternative transactions, and covenants regarding the treatment of certain employees of Enel to whom the Company has agreed to make offers of employment as of the Closing. The Company has purchased a representations and warranties insurance policy in connection with the MIPA, under which the Company may seek recourse for breaches of Sellers’ representations and warranties in the MIPA. The representations and warranties insurance policy is subject to customary conditions, exclusions and deductibles.

The Closing of the Transaction is expected to occur by the first quarter of 2024, subject to the satisfaction of customary conditions contained in the MIPA, including, among others, (a) receipt of certain third party consents, (b) expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (c) approval of the Federal Energy Regulatory Commission under Section 203 of the Federal Power Act, (d) the absence of injunctions or other legal restraints prohibiting the Transaction, (e) the accuracy of Purchaser’s and Sellers’ representations and warranties in the MIPA and (f) compliance by Purchaser and Sellers with their respective covenants in the MIPA. The MIPA allows for Sellers to exercise an option to delay closing with respect to the Stillwater Woods Hill Holdings, LLC and EGP Nevada Power, LLC membership interests if necessary to complete required receipt of certain third-party consents. In the event Sellers exercise the option to delay closing for these assets, the cash purchase price paid at Closing will be reduced by $20 million, with the $20 million to be paid at the time the delayed closing is finalized, subject to the same post-closing working capital adjustment described above.

The MIPA may be terminated in certain circumstances, including if the Transaction has not been consummated within 150 days from the signing, or in the case of the delayed closing interests, a maximum of 270 days after signing.

The foregoing description of the MIPA and the transactions contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the MIPA, a copy of which will be filed as an exhibit to the Company’s next Annual Report Form 10-K.

The MIPA will provide the Company’s investors with information regarding its provisions. It is not intended to provide any other information about the Company, its subsidiaries or its affiliates. The representations and warranties contained in the MIPA were made only for purposes of the MIPA and as of specific dates, are solely for the benefit of Purchaser and Sellers, may be subject to limitations agreed upon by Purchaser and Seller (including as set forth in confidential disclosure schedules provided by Sellers to Purchaser in connection with the signing of the MIPA), may have been made for the purposes of allocating contractual risk between Purchaser and Sellers instead of establishing the matters covered by them as facts, and may be subject to standards of materiality applicable to the Purchaser, Sellers, the Company or Enel that differ from those applicable to the Company’s investors. The Company’s investors are not third-party beneficiaries to the representations and warranties contained in the MIPA and should not rely on those representations and warranties or any descriptions of them as the actual state of facts or condition of Purchaser, Sellers, the Company or Enel or any of their respective subsidiaries or affiliates.

Item 7.01 Regulation FD Disclosure.

On October 23, 2023, the Company issued a press release announcing its entry into the MIPA. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of the Company dated October 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this report that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such matters as the Company’s projections of annual revenues, expenses and debt service coverage with respect to the Company’s debt securities, future capital expenditures, business strategy, competitive strengths, goals, development or operation of generation assets, market and industry developments and the growth of the Company’s business and operations, are forward-looking statements. When used in this report, the words “may”, “will”, “could”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “projects”, “potential”, or “contemplate” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain such words or expressions.

These forward-looking statements generally relate to the Company’s plans, objectives and expectations for future operations and are based upon its management's current estimates and projections of future results or trends. Although the Company believes that its plans and objectives reflected in or suggested by these forward-looking statements are reasonable, the Company may not achieve these plans or objectives. Actual future results may differ materially from those projected as a result of certain risks and uncertainties and other risks described under "Risk Factors" as described in the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 24, 2023, and in the Company’s subsequent quarterly reports on Form 10-Q that are filed from time to time with the SEC.

These forward-looking statements are made only as of the date hereof, and, except as legally required, the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.

By:	/s/ Doron Blachar
Name:	Doron Blachar
Title:	Chief Executive Officer

Date: October 24, 2023